Exhibit 32.1

CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Patriot Scientific Corporation (the “Company”) on Form 10-K for the period ended May 31, 2009, as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the “Report”), the undersigned officer of Patriot Scientific Corporation does hereby certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2009

/s/ FREDERICK C. GOERNER Frederick C. Goerner Chief Executive Officer